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                                    SCHRODER
                              EMERGING MARKETS FUND
                             INSTITUTIONAL PORTFOLIO


                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2000
                                   (UNAUDITED)


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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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                                    May 24, 2000


Dear Shareholder:

         We are pleased to present the semi-annual report for the Schroder Emerging Markets Fund Institutional Portfolio for the six months ended April 30, 2000.

         The first half of fiscal 2000 was a period of great change for Schroders. On January 18, 2000, Schroders plc announced the sale of its investment banking business to Salomon Smith Barney. It is expected that the sale of the investment bank will prove to have several positive implications for the Schroder Investment Management companies. First, the sale provides ample capital available for investment in our business. In addition, investment management is now the dominant focus of the entire Schroder organization.

         In general, emerging markets showed renewed strength in the first half of fiscal 2000, but consolidated later in the period. Volatility was the hallmark of the past six months, as the technology and related stocks, which had soared, finally corrected sharply toward the end of the period. There was a decisive rotation out of these more speculative issues and into more value-oriented segments, leaving experts debating whether the volatility signals a clear turning point or merely the rationalization of the most severely overvalued new economy stocks. We believe that times like these support the case for a disciplined, diversified investing program, including smaller-cap equities, international and emerging markets, and fixed-income investments.

         This report includes performance information, the schedule of investments, comments from portfolio managers, and other relevant information for the Fund. We encourage you to read the report, and thank you for making Schroders part of your investment program. We look forward to providing service for your investment needs.


                                    Sincerely,



                                    Alexandra Poe
                                    PRESIDENT

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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF APRIL 30, 2000)

PERFORMANCE

         The Schroder Emerging Markets Fund Institutional Portfolio's Investor Shares had a total return of 11.33% and its Advisor Shares had a total return of 11.44 % for the six-month period ended April 30, 2000, not including the deduction of the purchase and redemption fees of 0.50%. Including the purchase and redemption fees, the Fund's total returns for the semi-annual period were 10.22% for Investor Shares and 10.33% for Advisor Shares. The MSCI Emerging Markets Free Index returned 13.11% over the same period.

         Relative to the Index, the Fund benefited from positive country allocation, notably the underweight position in Greece, and strong stock selection in technology-related stocks in markets such as Taiwan. Local market conditions proved to be a hindrance in this period. The Fund's performance was hampered because it held no position in a particularly well-performing Indian software company that is difficult to invest in, as it is closely held, but represents a significant weighting in the Index. This was compounded by the overweight position in an Indian telecommunications stock, VSNL, which suffered from political concerns about the ongoing pace of privatization.

MARKET BACKGROUND

         Emerging markets showed renewed strength in the six months ended April 30, 2000, outperforming developed markets, although they consolidated late in the period. The external environment generally was favorable thanks to balanced global growth. In addition, recent upgrades to economic and earnings numbers helped emerging markets offset the initial negative effect of rising interest rates in developed markets, particularly the United States. Business cycles and the direction of interest rates have varied across emerging markets, with interest rates moving higher in Asia, generally falling in Latin America and mixed within Europe, the Middle East and Africa (EMEA).

         Early in the six-month period, Asian markets performed well, but later suffered from the global technology sell-off. Malaysia was the best-performing market, as it benefited from a continuing recovery in economic growth, led by a resurgence in exports to the region and the United States. India was also strong, in light of the higher-than-expected demand for software development services, while Taiwan outperformed, as it became clear that its relationship with China under new President Chen Shui-bian was not likely to worsen. China benefited from its nascent economic recovery, although its ability to cut rates has been constrained by high oil prices. Korea suffered from fears that the country's loose monetary policy would result in higher inflation and interest rates.

         Latin America initially benefited from Mexican and Brazilian debt rating upgrades, falling interest rates, reduced political risk, and corporate activity, but later suffered from its high correlation to the NASDAQ. This is less the result of its exposure to technology stocks, but more to do with its perception as a high risk asset class. The main event in the region was the upgrade by Moody's of Mexico's sovereign debt to investment grade, thus paving the way for lower-cost finance from capital markets. Brazil benefited from improving economic fundamentals. Brazil's fiscal deficit is declining, and low inflation is feeding through to low real interest rates. These factors, together with ratings upgrades, are helping the real economy.

         The countries of Eastern Europe produced some of the strongest returns over the period, spurred by improving economic fundamentals and corporate restructuring, with particularly robust gains registered by large telecommunications stocks. The Russian equity market responded positively to the resignation of Boris Yeltsin. Vladimir Putin's victory in the presidential elections reinforced expectations of political stability and implementation of much-needed structural reform. Higher oil prices also helped, providing windfall tax revenues for the Russian government and a substantial current account surplus.

         Turkey benefited from further progress in its privatization program and from a credible plan to reduce inflation in order to meet IMF targets. Israel was boosted by falling interest rates, as well as its high concentration in the technology sector. However, the technology related strength experienced early in the quarter by Israel's stocks that are co-listed on the NASDAQ has also rendered it vulnerable to the recent shakeout in global technology stocks that followed.

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PORTFOLIO REVIEW

         The Fund was initially overweight in Latin America, as the region was benefiting from economic recovery and earnings upgrades. Our preferred markets within Latin America were Brazil and Mexico, given our expectations of stronger economic and earnings growth. However, late in the period we reduced the Fund's exposure to both countries, as they appeared vulnerable to U.S. market and economic shocks. We increased the Fund's exposure to Asia through purchases in Taiwan, Malaysia and China, partially in anticipation of forthcoming MSCI Index changes (see discussion below), but also because of strong fundamentals. We reduced the Fund's allocation to Korea, however, because of rising inflation and interest rates. Within EMEA, we maintained underweight positions for the Fund in Greece and South Africa.

         While the Fund was overweight the technology and telecommunications sectors, we focused our exposure on companies that we expect will benefit from the fundamental support of high growth potential and attractive margins, rather than purer "new economy" plays that appear most vulnerable to further market corrections. The majority of the Fund's technology exposure is in Taiwan, Korea and India, where it has invested in hardware and software companies such as TAIWAN SEMICONDUCTOR (the world's first pure integrated circuit foundry company).

OUTLOOK

         The outlook for emerging markets PRIMA FACIE appears positive: Current global growth remains supportive, valuations are low relative to developed markets, and the visible recovery in most emerging market economies should be reflected in upward earnings revisions.

         Yet there are risks of external shocks, and the recent global sell-off of technology stocks and concerns over the U.S. economy will likely have repercussions for emerging markets. While we believe that a "soft landing" can be achieved in the United States, there is some concern that in a worst-case scenario, a sustained correction in technology-related stocks could damage overall market confidence and cause a negative wealth effect, which combined with rising interest rates, might precipitate a "hard landing." This said, we believe that there is sufficient momentum within the emerging markets to weather all but the worst scenarios, and we anticipate that emerging market countries will, on the whole, continue to perform well relative to developed markets.

         Technical considerations will be among the most important issues affecting Asia in the coming months. Malaysia will re-enter the MSCI EMF Index on May 31, 2000, and is expected to represent around 7% of the Index up from 3.7% prior to its removal. The MSCI has also announced Index changes for Taiwan and China. Taiwan will be increased gradually to avoid market dislocations from its current 50% market capitalization weighting to a 65% weighting on May 31, 2000, and ultimately to a 100% weighting by May 31, 2001. China's weighting in the MSCI EMF Index will be raised from 0.4% to around 6% on May 31, 2000, when it includes Hong Kong listed stocks (Red Chips) for the first time. By implication, all these changes will cause the weightings of other markets in this Index to fall.


THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THIS VIEW IS INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF APRIL 30, 2000.

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SCHRODER EMRERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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
           Portfolio Characteristics as of April 30, 2000

         COUNTRY WEIGHTINGS                       TOP TEN HOLDINGS

COUNTRY       % OF NET ASSETS           SECURITY                % OF NET ASSETS
--------------------------------        ---------------------------------------
Taiwan                    13.8%         Samsung Electronics                5.2%
Korea                     11.6          Telefonos de Mexico ADR            4.4
Mexico                    11.5          United Microelectronics            3.4
Brazil                     9.6          Taiwan Semiconductor Manufacturing 1.8
India                      7.0          Infosys Technologies               1.7
South Africa               6.6          Grupo Televisa GDS                 1.7
Turkey                     5.1          Yapi ve Kredi Bankasi              1.4
Israel                     4.5          Korea Electric Power               1.4
Russia                     3.3          Embratel Participacoes ADR         1.4
Malaysia                   3.1          LUKoil ADR                         1.2
Chile                      1.9                                            -----
Hong Kong                  1.8          Total                             23.6%
Greece                     1.7                                            =====
Thailand                   1.7
Poland                     1.5
Hungary                    1.4
Argentina                  1.1
Philippines                0.6
Zimbabwe                   0.6
Czech Republic             0.6
Peru                       0.5
Egypt                      0.3
Indonesia                  0.3
Botswana                   0.1
Cash Equivalents
 and Other Net Assets Cash 9.8
                         -----
Total                    100.0%
                         -----

PERFORMANCE INFORMATION  - (a)

                                         ONE YEAR    FIVE YEARS      AVERAGE ANNUAL     ONE YEAR    FIVE YEARS   AVERAGE ANNUAL
                                          ENDED         ENDED          RETURN FROM       ENDED        ENDED        RETURN FROM
                                         MARCH 31,    MARCH 31,        INCEPTION TO     APRIL 30,    APRIL 30,     INCEPTION TO
                                           2000       2000 (b)      MARCH 31, 2000 (c)    2000       2000 (b)   APRIL 30, 2000 (c)
                                         -------      --------      ------------------   ------      --------   ------------------
Schroder Emerging Markets Fund
Institutional Portfolio - Investor Shares 45.35%        5.88%             5.88%           14.58%      2.62%            3.22%
Schroder Emerging Markets Fund
Institutional Portfolio - Advisor Shares  45.15%        5.74 (d)          5.74 (d)        15.69       2.56 (d)         3.15 (d)

(a) Reflects the payment of a 0.50% purchase charge (based on the amount purchased) at the time of investment and a 0.50% redemption charge (based on the amount redeemed) deducted at the end of the period shown.
(b) Average annual total return
(c) Average annual total return from commencement of Fund operations (March 31, 1995).
(d) Performance for the Fund's Advisor Shares includes information for the Fund's Investor Shares for the periods prior to the inception date of Advisor Shares (November 21, 1996). Such prior performance has been recalculated to reflect the actual fees and expenses attributable to Advisor Shares.


"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

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
SCHEDULE OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)

        SHARES                                     VALUE
        ------                                     ------
                  COMMON STOCKS -- 86.0%
                  ARGENTINA -- 1.1%
         42,892   Banco De Galicia
                  Y Buenos Aires              $   742,568
         70,408   IRSA Inversiones
                  Y Representaciones              207,850
         23,584   Minsur                           42,508
         10,400   Nortel Inversora ADR            192,400
         15,751   PC Holdings ADR (1)             241,187
         51,000   Quilmes Industrial
                  (Quinsa) ADR                    484,500
        224,000   Telecom Argentina Stet -
                  France Telecom                1,244,075
                                                ---------
                                                3,155,088
                                                ---------
                  BOTSWANA -- 0.1%
        400,500   Sechaba Brewery                 339,360
                                                ---------

                  BRAZIL -- 6.1%
         23,600   Aracruz Celulose                441,025
         44,300   Companhia Brasileira
                   de Distribuicao Grupo Pao
                   de Acucar                    1,262,550
        111,400   Companhia Paranaense
                   de Energia-Copel ADR           821,575
        100,900   Companhia Vale Do
                   Rio Doce                     2,499,505
        174,800   Embratel Participacoes
                  ADR                           3,933,000
        131,100   Petroleo Brasileiro ADR       3,105,943
         24,800   Tele Celular Sul
                  Participacoes                   957,900
          6,700    Tele Centro Sul
                  Participacoes ADR               427,125
        141,647   Tele Norte Leste
                  Participacoes ADR             2,523,094
         32,700   Telecomunicacoes de
                  Sao Paulo ADR                   825,675
                  Telesp Celular Participacoes          7
         44,700   Ultrapar Participacoes          402,300
         23,600   Uniao de Bancos Brasileiros     588,525
                                                ---------
                                               17,788,224
                                                ---------
                  CHILE -- 1.9%
         16,800   Banco De
                   A. Edwards ADR                 276,150
         13,600   Banco Santiago ADR              268,600
         16,900   Chilectra                       297,773
         86,425   CIA de Telecomunicaciones
                   de Chile ADR                 1,598,863
         27,700   Compania Cervecerias
                   Unidas                         618,056
         25,800   Distribucion Y
                   Servicio D&S                   438,600
         41,200   Embotelladora
                   Andina ADR                     422,300
         44,100   Empresa Nacional
                   De Electricidad                507,150


                  CHILE-- (CONTINUED)
         26,255   Enersis ADR                 $   488,999
         56,700   Quinenco                        637,875
                                                ---------
                                                5,554,366
                                                ---------
                  CZECH REPUBLIC -- 0.6%
        213,400   Ceske Energeticke
                  Zavody (1)                      621,359
          3,740   Ceske Radiomunikace (1)         169,516
         45,766   SPT Telecom (1)                 850,936
                                                ---------
                                                1,641,811
                                                ---------
                  EGYPT -- 0.3%
         23,170   Egyptian Company for Mobile
                  Services (MobilNil) (1)         883,333
                                                ---------

                  GREECE -- 1.7%
         22,223   Alpha Credit Bank             1,226,825
        108,900   Hellenic Telecommunications
                  Organization                  2,457,245
         15,345   National Bank Of Greece         656,334
         28,870   Panafon Hellenic Telecom        348,002
         13,680   STET Hellas
                   Telecommunications (1)         312,930
                                                ---------
                                                5,001,336
                                                ---------
                  HONG KONG -- 1.8%
         11,750   AsiaInfo Holdings (1)           511,125
        405,000   China Telecom
                   (Hong Kong) (1)              2,898,806
      1,482,000   Founder Holdings (1)            856,209
        477,000   Pacific Century
                   CyberWorks (1)                 887,985
                                                ---------
                                                5,154,125
                                                ---------
                  HUNGARY -- 1.4%
         5,060    BorsodChem Rt. GDR              186,461
        63,078    Matav Rt. ADR                 2,195,903
        22,400    MOL Magyar Olaj -
                   Es Gazipari Rt. GDR            394,800
        23,250    OTP Bank Rt. GDR              1,034,044
         6,050    Richter Gedeon GDR              335,775
                                                ---------
                                                4,146,983
                                                ---------
                  INDIA -- 7.0%
        65,150    Associated Cement (1)           207,436
       370,000    Bharat Petroleum              1,480,216
       379,000    HDFC Bank                     2,139,552
        48,000    Hindustan Lever               2,633,198
        17,450    Hindustan Petroleum              44,708
        26,600    Infosys Technologies          4,947,576
           992    ITC                              12,950
       450,000    Mahanagar Telephone
                  Nigam                         2,319,778
        30,000    Pentamedia Graphics             439,423
       159,000    Reliance Industries           1,254,340
        26,900    Satyam Computer Services      1,927,409
        71,800    Videsh Sanchar Nigam          1,912,354
        56,500    Zee Telefilms (1)               918,886
                                                ---------
                                               20,237,826
                                                ---------


    The accompanying notes are an integral part of the financial statements

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

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30,2000 (UNAUDITED)

        SHARES                                      VALUE
        ------                                      -----
                  COMMON STOCKS -- (CONTINUED)
                  INDONESIA -- 0.3%
     1,834,820    PT Telekomunikasi
                   Indonesia                  $   798,780
                                              -----------

                  ISRAEL -- 4.5%
        908,060  Bank Hapoalim                  2,791,877
        990,810  Bank Leumi Le-Israel           2,155,236
         50,460  Blue Square - Israel             469,909
         18,650  Check Point Software
                  Technologies (1)              3,226,450
          2,800  Comverse Technology (1)          249,725
         18,710  ECI Telecom                      520,372
          3,300  Gilat Satellite Networks (1)     283,387
          8,170  Nice Systems (1)                 534,624
          3,800  Orbotech (1)                     323,950
         19,200  Partner
                  Communications (1)              205,200
         17,800  Scitex (1)                       211,375
         45,940  Teva Pharmaceutical
                  Industries                    2,021,360
                                                ---------
                                               12,993,465
                                                ---------
                  KOREA -- 11.4%
         34,000   Haansoft                        600,515
        191,085   Kookmin Bank                  2,066,315
        142,570   Korea Electric Power          4,175,420
         14,500   Korea Telecom ADR               500,250
          5,000   LG Home Shopping                398,301
          7,400   Locus (1)                       900,231
         26,308   Medidas                         386,424
        190,500   Samsung                       2,162,989
         61,244   Samsung Electronics          15,421,401
         34,000   SEROME Technology             1,001,879
        232,900   Shinhan Bank                  2,235,156
        142,000   SK GDR                        2,680,779
         40,181   Turbo Tek                       610,112
                                                ---------
                                               33,139,772
                                               ----------
                  MALAYSIA -- 3.1%
        410,000   AMMB Holdings                 1,553,720
        341,000   Genting                       1,373,006
        170,000   Resorts World                   550,276
        360,000   Telekom Malaysia              1,250,556
        650,000   Tenaga Nasiona                2,155,314
        834,000   United Engineers
                   (Malaysia)                   2,150,892
                                                ---------
                                                9,033,764
                                                ---------
                  MEXICO -- 11.5%
        272,400   Alfa                            842,097
         99,212   Cemex ADR (1)                 2,170,262
        461,900   Consorico Ara (1)               572,148
        596,400   Fomento Economico
                   Mexico                       2,360,075
        667,400   Grupo Financiero
                   Banamex Accival (1)          2,410,611
      2,527,200   Grupo Financiero
                   Bancomer (1)                 1,127,589
        204,100   Grupo Industrial Saltillo       453,160

                  MEXICO-- (CONTINUED)
        307,500   Grupo Modelo                $   653,337
        135,000   Grupo Sanborns (1)              232,333
         75,700   Grupo Televisa GDS (1)        4,802,219
        583,900   Kimberly - Clark de Mexico    1,879,503
         25,800   Nuevo Grupo
                   Iusacell ADR (1)               411,188
        216,700   Telefonos de Mexico ADR      12,744,669
      1,302,700   Wal-Mart De Mexico (1)        2,774,730
                                                ---------
                                               33,433,921
                                               ----------
                  PERU -- 0.5%
         16,400   Compania de Minas
                   Buenaventura                   282,900
         78,700   Credicorp                       831,269
         18,900   Telefonica De Peru              285,862
                                                ---------
                                                1,400,031
                                                ---------
                  PHILIPPINES -- 0.6%
       358,280    Manila Electric "B" Shares      642,207
        67,040    Philippine Long Distance
                   Telephone                    1,201,674
                                                ---------
                                                1,843,881
                                                ---------
                  POLAND -- 1.5%
        11,460    Bank Handlowy
                   W Warszawie                    165,310
       139,800    Elektrim Towarz (1)           1,751,073
        90,000    KGHM Polska
                   Miedz GDR                    1,314,000
       140,050    Telekomunikacja
                   Polska GDR                   1,074,884
                                                ---------
                                                4,305,267
                                                ---------
                  RUSSIA -- 3.3%
        59,805    LUKoil ADR                    3,605,045
       101,260    OAO Gazprom                     670,847
        89,690    RAO Unified Energy
                   Systems                      1,671,822
        35,300    Rostelecom ADR (1)              686,144
       182,450    Surgutneftegaz                2,768,679
                                                ---------
                                                9,402,537
                                                ---------
                  SOUTH AFRICA -- 6.6%
       371,317    ABSA Group                    1,314,538
       250,000    African Bank
                   Investments (1)                540,250
        66,500    Anglo American Platinum       1,608,728
       144,721    Barlow                          907,272
        49,200    De Beers                      1,008,781
       393,462    Dimension Data Holdings       2,582,736
        97,900    Fedsure Holdings                542,985
     1,342,250    FirstRand                     1,583,947
       343,076    LA Retail Stores                209,511
        55,556    Liberty Life Association
                   of Africa                      520,381
       842,630    Malbak                          385,315
       772,753    Metro Cash and Carry            582,477
       374,900    Nampak                          873,755
       949,603    Profurn                         574,306
       148,700    Rembrandt Group               1,153,756
       957,781    Sanlam                        1,137,311
       153,000    Sappi                         1,072,018

     The accompanying notes are an integral part of the financial statements

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

SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2000 (UNAUDITED)

SHARES                                              VALUE
------                                              -----
                  COMMON STOCKS -- (CONTINUED)
                  SOUTH AFRICA -- (CONTINUED)
       281,200    Sasol                     $   1,650,880
       224,360    Standard Bank Investment        827,375
                                                ---------
                                               19,076,322
                                               ----------
                  TAIWAN -- 13.3%
       150,000    Ambit Microsystems            1,386,368
       164,000    Asustek Computer              1,815,702
       407,000    Compeq Manufacturing          2,246,374
       196,000    Cosmo Electronics (1)         1,152,204
       325,000    Dialer  Business Electronics  1,013,649
       778,250    Formosa Plastics              1,613,964
       690,000    Macronix International        2,084,451
     1,157,038    Nan Ya Plastic                2,475,084
     2,048,000    Pacific Electric
                   Wire & Cable                 2,019,937
        44,000    Synnex Technology
                   International                  297,457
       370,400    Systex                        1,614,928
       817,000    Taiwan Semiconductor
                   Manufacturing                5,256,410
     2,938,000    United Microelectronics       9,931,002
       110,000    Via Technologies              1,832,162
       297,000    Wintek                        1,765,342
     1,022,000    Yuanta Securities             1,598,775
        96,000    Zinwell (1)                     558,074
                                               ----------
                                               38,661,883
                                               ----------
                  THAILAND -- 1.7%
       105,000    Advanced Info Service (1)     1,229,655
        58,200    Siam Cement                   1,344,822
     1,684,157    TelecomAsia (1)               1,945,786
       329,000    Thai Farmers Bank (1)           345,553
                                                ---------
                                                4,865,816
                                                ---------
                  TURKEY -- 5.1%
    56,583,400    Akbank T.A.S.                 1,273,795
     9,302,200    Akcansa Cimento                 205,602
     2,917,600    Arcelik                         248,392
    11,498,100    Dogan Yayin Holding             277,668
     1,232,170    Ege Biracilik Ve
                   Malt Sanayii                   110,954
     9,593,990    Erciyas Biracilik ve
                   Malt Sanayii                   714,691
    10,814,000    Eregli Demir ve
                   Celik Fabrikalari
                   T.A.S (Erdemir)                593,115
    60,456,811    Haci Omer Sabanci
                   Holding                        979,914
    10,948,810    Hurriyet Gazetecilik ve
                   Matbaacilik                    277,847
     5,568,600    Koc Holding                   1,116,837
     2,362,760    Migros Turk T.A.S.            1,605,371
   114,290,850    Turkiye Garanti Bankasi       1,927,331
     9,220,100    Turkiye Is Bankasi (Isbank)     505,694
     1,633,600    Vestel Electronik Sanayi ve
                   Ticaret (1)                    615,150
   131,439,458    Yapi ve Kredi Bankasi         4,196,315
                                               ----------
                                               14,648,676
                                               ----------

                  ZIMBABWE -- 0.6%
     4,720,000    Econet Wireless
                   Holdings (1)              $  1,725,379
                                             ------------

                  TOTAL COMMON STOCKS
                  (Cost $222,937,178)         249,231,946
                                              -----------


                   PREFERRED STOCK -- 3.7%
                  BRAZIL -- 3.5%
   318,507,780    Banco Bradesco                2,329,966
     6,790,000     Banco Itau                     507,995
     2,006,000    Companhia Cervejaria
                   Brahma                       1,456,323
     4,300,000    Companhia Cimento
                  Portland Itau                   529,026
    22,815,360    Eletropaulo Metropolitana -
                  Electricidad de Sao Paulo     1,314,971
    13,110,000    Gerdau                          316,771
        17,353    Itausa - Investimentos Itau      14,906
   148,000,000    Tele Centro Sul
                  Participacoes                 1,935,661
    63,557,630    Telesp Celular Participacoes  1,141,217
    23,176,662    Telesp Tel Sao Pau              577,860
                                               ----------
                                               10,124,696
                                               ----------
                  KOREA -- 0.2%
         5,000    Samsung Electronics             671,344
                                               ----------

                  TOTAL PREFERRED STOCK
                  (Cost $9,294,693)            10,796,040
                                               ----------


                  WARRANTS -- 0.5%
                  MEXICO -- 0.0%
         6,125    Cemex (1)                        16,844
                                               ----------

                  TAIWAN -- 0.5%
       106,000    DBTEL                           332,310
       177,000    Taiwan Semiconductor (1)      1,136,800
                                                ---------
                                                1,469,110
                                                ---------

                  TOTAL WARRANTS
                  (Cost $1,521,931)             1,485,954
                                                ---------

                  SHORT-TERM INVESTMENTS -- 9.1%
    13,137,994    SSgA Money Market
                   Fund 5.766% (2)             13,137,994
    13,137,994    SSgA U.S. Government Money
                   Market Fund 5.677% (2)      13,137,994
                                               ----------

                  TOTAL SHORT-TERM INVESTMENTS
                  (Cost $26,275,988)           26,275,988
                                               ----------

    The accompanying notes are an integral part of the financial statements

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (CONCLUDED)
APRIL 30, 2000 (UNAUDITED)

PRINCIPAL
AMOUNT                                              VALUE
---------                                           -----
                  REPURCHASE AGREEMENT -- 1.1%
  $3,283,000      State Street Bank and
                  Trust Company,
                  4.75%, 05/01/2000 (3)      $  3,283,000
                                             ------------
                  (Cost $3,283,000)

                  TOTAL INVESTMENTS
                  (Cost $263,312,790)
                  -- 100.4%                   291,072,928
                  LIABILITIES IN EXCESS OF
                  OTHER ASSETS
                  -- (0.4%)                   (1,260,704)
                                              -----------
                  TOTAL NET
                  ASSETS -- 100%           $  289,812,224
                                           ==============



    (1)  Denotes non-income producing security.
    (2)  Interest rate shown is 7-day yield as of April 30, 2000.
    (3) The repurchase agreement, dated 4/28/00 with a repurchase price of $3,284,300 is collateralized by a $2,990,000 United States Treasury Bond, 9.125%, due 5/15/09, valued at $3,351,942.
ADR --   American Depository Receipts
GDR --   Global Depository Receipts
GDS --   Global Depository Shares








    The accompanying notes are an integral part of the financial statements

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)




ASSETS
Investments in securities, at value - Note 2 .................   $ 291,072,928
Cash .........................................................      11,950,759
Foreign currency, at value ...................................       3,116,493
Dividends receivable .........................................       1,075,838
Interest receivable ..........................................          48,641
Receivable for securities sold ...............................         657,614
Receivable for Fund shares sold ..............................         525,046
Deferred organizational costs ................................           8,537
Prepaid expenses .............................................           1,393
Due from Investment Adviser - Note 3 .........................         100,535
                                                                   -----------
   TOTAL ASSETS ..............................................     308,557,784
                                                                   -----------
LIABILITIES
Payable for securities purchased .............................      18,251,068
Payable for forward foreign currency purchased ...............          12,771
Payable for Fund shares redeemed .............................           2,551
Advisory fee payable - Note 3 ................................         221,716
Administration fee payable - Note 3 ..........................          24,361
Shareholder servicing fee payable - Note 4 ...................          81,864
Accrued expenses and other liabilities .......................         151,229
                                                                   -----------
    TOTAL LIABILITIES ........................................      18,745,560
                                                                   -----------
    NET ASSETS ...............................................   $ 289,812,224
                                                                   ===========

NET ASSETS
Capital paid-in ..............................................   $ 290,340,304
Undistributed (distributions in excess of)
 net investment income .......................................        (283,646)
Accumulated net realized loss on investments
 and foreign currency transactions ...........................     (27,948,051)
Net unrealized appreciation of investments
 and foreign currency transactions ...........................      27,703,617
                                                                   -----------
    NET ASSETS ...............................................   $ 289,812,224
                                                                   ===========

Investor Shares:
  Net Assets .................................................   $ 256,208,254
  Net asset value, offering and redemption
   price per share - Note 5 ..................................   $       11.62
Total shares outstanding at end of period ....................      22,054,648

Advisor Shares:
 Net Assets ..................................................   $  33,603,970
 Net asset value, offering and redemption
  price per share - Note 5 ...................................   $       11.70
Total shares outstanding at end of period ....................       2,872,663

Cost of securities............................................   $ 263,312,790
Cost of foreign currency......................................   $   3,124,024




     The accompanying notes are an integral part of the financial statements

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
APRIL 30, 2000 (UNAUDITED)


INVESTMENT INCOME
Dividend income ..............................................   $   2,218,254
Interest income ..............................................         120,258
Foreign taxes ................................................        (392,989)
                                                                    ----------
     TOTAL INVESTMENT INCOME .................................       1,945,523
                                                                    ----------
EXPENSES
Investment advisory fees - Note 3 ............................       1,447,618
Shareholder servicing fees - Note 4 ..........................          47,298
Administrative fees - Note 3 .................................         144,762
Subadministration Fees - Note 3 ..............................         146,141
Custodian fees ...............................................         328,758
Audit fees ...................................................          20,915
Legal fees ...................................................          20,817
Trustees fees ................................................          18,338
Transfer agent fees ..........................................          21,404
Amortization of organizational expenses ......................           3,045
Printing fees ................................................           4,984
Registration fees ............................................          10,743
Other.... ....................................................           4,047
                                                                         -----
    TOTAL EXPENSES ...........................................       2,218,870
Expenses borne by Investment Adviser - Note 3 ................        (465,553)
                                                                       --------
   NET EXPENSES ..............................................       1,753,317
                                                                    ----------
   NET INVESTMENT INCOME .....................................         192,206
                                                                    ----------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments sold ........................      26,554,186
Net realized loss on foreign currency transactions ...........        (370,105)
                                                                    ----------
Net realized gain on investments and foreign
 currency transactions .......................................      26,184,081
                                                                    ----------
Change in net unrealized appreciation on
 investments .................................................       4,481,375
Change in net unrealized appreciation on
 foreign currency transactions ...............................          98,747
                                                                    ----------
Net change in unrealized appreciation on
 investments and foreign currency transactions ...............       4,580,122
                                                                    ----------
   NET REALIZED AND UNREALIZED GAIN
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS ....................................      30,764,203
                                                                    ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ...................................   $  30,956,409
                                                                    ==========




    The accompanying notes are an integral part of the financial statements

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------------------

STATEMENTS OF CHANGE IN NET ASSETS



                                                          SIX MONTHS ENDED
                                                            APRIL 30, 2000              FOR THE YEAR ENDED
                                                             (UNAUDITED)                 OCTOBER 31, 1999
                                                          ------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
     Net investment income ..............................   $     192,206                    $   1,565,879
     Net realized gain (loss) on investments
        and foreign currency transactions ...............      26,184,081                       (2,603,747)
     Change in net unrealized appreciation
        of investments and foreign currency
        transactions ....................................       4,580,122                       51,243,436
                                                            -------------                    -------------
      Net increase in net assets
        resulting from operations .......................      30,956,409                       50,205,568
                                                            -------------                    -------------
   Distributions to shareholders from:
      Net investment income - Investor Shares ...........      (2,380,745)                        (754,552)
      Net investment income - Advisor Shares ............        (312,080)                         (39,323)
                                                            -------------                    -------------
        Total distributions to shareholders .............      (2,692,825)                        (793,875)
                                                            -------------                    -------------
   Capital share transactions: (Note 5)
      Sale of shares - Investor Shares ..................      59,527,834                       84,184,243
      Sale of shares - Advisor Shares ...................       4,480,205                       10,097,717
      Reinvestment of distributions - Investor Shares ...       1,603,580                          310,385
      Reinvestment of distributions - Advisor Shares ....         312,080                           39,323
      Redemption of shares - Investor Shares ............     (41,738,526)                     (24,794,413)
      Redemption of shares - Advisor Shares .............     (11,132,499)                      (2,688,049)
                                                            -------------                    -------------
      Net increase from capital share transactions ......      13,052,674                       67,149,206
                                                            -------------                    -------------
      TOTAL INCREASE ....................................      41,316,258                      116,560,899
   Net Assets
      Beginning of period ...............................     248,495,966                      131,935,067
                                                            -------------                    -------------
      End of period .....................................   $ 289,812,224                    $ 248,495,966
                                                            =============                    =============

   Undistributed (distributions in excess of)
      net investment income .............................   $    (283,646)                   $   2,216,973
                                                            =============                    =============

   OTHER INFORMATION
   Investor share transactions:  (Note 5)
      Sales of shares... ................................       4,975,562                        8,380,380
      Reinvestment of distributions .....................         131,982                           33,627
      Redemptions of shares .............................      (3,261,650)                      (2,552,689)
                                                            -------------                    -------------
   Net increase in investor shares ...................          1,845,894                        5,861,318
                                                            =============                    =============

   Advisor share transactions:  (Note 5)
      Sales of shares....................................         343,175                        1,018,456
      Reinvestment of distributions .....................          25,518                            4,849
      Redemptions of shares .............................        (863,455)                        (283,137)
                                                            -------------                    -------------
   Net (decrease) increase in advisor shares .........           (494,762)                         740,168
                                                            =============                    =============


     The accompanying notes are an integral part of the financial statements

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------------------



FINANCIAL HIGHLIGHTS - INVESTOR SHARES

Selected per share data and ratios for an Investor Share outstanding throughout each period:



                                               SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,              PERIOD ENDED
                                                APRIL 30, 2000   -----------------------------------------------     OCTOBER 31,
                                                 (UNAUDITED)         1999         1998         1997         1996      1995 (a)
                                                 ------------        ----         ----         ----         ----      -------
NET ASSET VALUE AT BEGINNING OF PERIOD            $   10.53      $   7.77      $ 11.08      $ 11.06      $ 10.63      $ 10.00
                                                 ------------    --------      -------      -------      -------      --------
  INCOME FROM INVESTMENT OPERATIONS: (b)
     Net Investment Income.......                      0.01          0.06         0.12         0.06         0.02         0.02
     Net Realized and Unrealized
       Gain (Loss) on Investments
         and Foreign Currency
         Transactions............                      1.20          2.75        (3.39)       (0.03)        0.43         0.61
                                                      -------      --------     --------      -------      -------     -------
     TOTAL FROM INVESTMENT OPERATIONS                  1.21          2.81        (3.27)        0.03         0.45         0.63
                                                      -------      --------     --------      -------      -------     -------
LESS DISTRIBUTIONS:
     From Net Investment Income..                     (0.12)        (0.05)       (0.04)       (0.01)       (0.02)        0.00
                                                      --------     --------     --------      -------      -------     -------
     Total Distributions.........                     (0.12)        (0.05)       (0.04)       (0.01)       (0.02)        0.00
                                                      --------     --------     --------      -------      -------     -------
NET ASSET VALUE AT END OF PERIOD.                  $  11.62      $  10.53     $   7.77      $ 11.08      $ 11.06      $ 10.63
                                                      ========     ========     ========      =======      =======     =======

 TOTAL RETURN (c) ...............                     11.33%        36.27%      (29.64)%       0.27%        4.22%        6.30%
RATIOS & SUPPLEMENTARY DATA
     Net Assets at End of Period (000's)           $ 256,208     $ 212,859    $ 111,463     $179,436     $167,570     $18,423
     Ratios to Average Net Assets: (b)
          Expenses including reimbursement/
             waiver of fees ........                   1.18% (d)     1.27%        1.36%        1.41%        1.60%        1.58% (d)
          Expenses excluding reimbursement/
             waiver of fees .....                      1.49% (d)     1.33%        1.64%        1.62%        1.71%        2.45% (d)
          Net investment income including
             reimbursement/waiver of fees              0.16% (d)     0.85%        1.11%        0.51%        0.36%        0.46% (d)
     Portfolio Turnover Rate (e) ........                65% (f)       77%          67%          43%         103%          44% (f)

(a) For the period March 31, 1995 (Commencement of Operations) through October 31, 1995. The Fund converted to a master/feeder structure on November 1, 1995.
(b) From November 1, 1995 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). Commencing June 1, 1999, income, expenses and gains/losses were directly accrued to the Fund.
(c) Total return calculations do not reflect the payment of purchase or redemption fees of 0.50%, respectively. Total returns would have been lower had certain Fund expenses not been limited during the periods shown. (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d)  Annualized.
(e) The portfolio turnover rates for the years after October 31, 1995 through October 31, 1998 represent the turnover of the underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). For the year ending October 31, 1999, the rate represents a combination of the portfolio turnover rate of the Portfolio for the period from November 1, 1998 through May 31, 1999, during which time the Fund invested in the Portfolio, and the portfolio turnover rate of the Fund for the period June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(f)  Not annualized.

  The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS - ADVISOR SHARES

Selected per share data and ratios for an Advisor Share outstanding throughout each period:

                                                 SIX MONTHS ENDED   YEAR ENDED OCTOBER 31,    PERIOD ENDED
                                                  APRIL 30, 2000    ----------------------     OCTOBER 31,
                                                   (UNAUDITED)       1999         1998           1997 (a)
                                                  ------------       ----         ----           --------
NET ASSET VALUE AT BEGINNING OF PERIOD......        $   10.58      $  7.79      $ 11.11          $ 11.28
                                                     --------      -------      -------           ------
  INCOME FROM INVESTMENT OPERATIONS: (b)
     Net Investment Income (Loss)...........            (0.02)        0.05         0.08             0.03
     Net Realized and Unrealized Gain (Loss)
       on Investments and Foreign Currency
       Transactions.........................             1.23         2.75        (3.39)           (0.19)
                                                     --------     --------      -------          -------
     TOTAL FROM INVESTMENT OPERATIONS.......             1.21         2.80        (3.31)           (0.16)
                                                      -------      --------      -------          -------
LESS DISTRIBUTIONS:
     From Net Investment Income.............            (0.09)       (0.01)       (0.01)           (0.01)
                                                     --------     --------      -------          -------
     Total Distributions....................            (0.09)       (0.01)       (0.01)           (0.01)
                                                     --------     --------      -------          -------
NET ASSET VALUE AT END OF PERIOD............         $  11.70     $  10.58      $  7.79          $ 11.11
                                                      =======     ========      =======          =======

TOTAL RETURN (c) ...........................            11.44%       36.05%      (29.81)%         (1.42)%
RATIOS & SUPPLEMENTARY DATA
     Net Assets at End of Period (000's)....         $ 33,604     $ 35,637      $20,472          $ 25,280
     Ratios to Average Net Assets: (b)
          Expenses including reimbursement/
             waiver of fees ................             1.43% (d)    1.52%        1.61%         1.66% (d)
          Expenses excluding reimbursement/
             waiver of fees ................             1.79% (d)    1.60%        1.97%         2.03% (d)
          Net investment income including
             reimbursement/waiver of fees ..            (0.06)% (d)   0.70%        0.82%         0.27% (d)
     Portfolio Turnover Rate (e)............              65%   (g)     77%          67%          43%  (f)



(a)  Advisor Shares were first issued on November 21, 1996.
(b) Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). Commencing June 1, 1999, income, expenses and gains/losses were directly accrued to the Fund.
(c) Total return calculations do not reflect the payment of purchase or redemption fees of 0.50%, respectively. Total returns would have been lower had certain Fund expenses not been limited during the periods shown. (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d)  Annualized.
(e) The portfolio turnover rates for the periods through October 31, 1998 represent the turnover of the underlying portfolio, Schroder Emerging Markets Fund Institutional Portfolio (Portfolio). For the year ending October 31, 1999, the rate represents a combination of the portfolio turnover of the Portfolio for the period from November 1, 1998 through May 31, 1999, during which time the Fund invested in the Portfolio and the portfolio turnover rate of the Fund for the period June 1, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(f) Represents the Portfolio's portfolio turnover rate for the entire fiscal year ended October 31, 1997.
(g) Not annualized.


  The accompanying notes are an integral part of the financial statements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000 (UNAUDITED)


NOTE  1 - ORGANIZATION

Schroder Capital Funds (Delaware) (the "Trust"), is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. The Trust has an unlimited number of authorized shares, which are divided into seven investment portfolios. Included in this report is the Schroder Emerging Markets Fund Institutional Portfolio (the "Fund"), which is a non-diversified portfolio that commenced operations on March 31, 1995. The Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of April 30 2000, the Fund had both Investor Shares and Advisor Shares outstanding.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust which are in conformity with generally accepted accounting principles:

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sales price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price"), or if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Short-term investments having a maturity of 60 days or less, are valued at amortized cost, which approximates market value unless the investment adviser believes another valuation is more appropriate. Prices used for valuation generally are provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees ("Trustees").

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is the Fund's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date except that certain foreign dividends are recorded as the Fund is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Trust can be directly attributable to a specific Fund and/or class of shares. Expenses not directly attributable to a specific Fund and/or class of shares are allocated among the Funds and/or classes of shares in such a manner as deemed equitable by Schroder Investment Management North America Inc. ("SIMNA"), the Fund's investment adviser, or the Trustees.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income and common expenses and net realized capital gains are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Investment income, common expenses of the Fund and gains/losses on investments are allocated to both classes of the Fund based on the respective daily net assets of each class. Shareholder servicing fees related to Advisor Shares are charged directly to that class. Neither class has preferential dividend rights. Income dividends, if any, paid by the Fund on its two classes of shares will normally differ in amounts due to the differing expenses borne by each class.

DEFERRED ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization are amortized on a straight-line basis over a five-year period.

FEDERAL INCOME TAXES: It is the policy of the Trust for the Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including capital gains, for the fiscal year. In addition, as a result of distributing substantially all of its net investment income during each calendar year, capital gains and certain other amounts, if any, the Fund will not be subject to a federal excise tax.

As of October 31, 1999, the Fund had the following net tax basis capital loss carryforwards for federal income tax purposes, that may be applied against taxable gains until their expiration date as follows:


                                                               Expiration Dates
                        AMOUNT                                    OCTOBER 31,
                       -------                                 ----------------
                    $  159,533                                       2003
                     6,451,242                                       2004
                     6,742,150                                       2005
                    35,721,348                                       2006
                     2,676,279                                       2007

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies, foreign currencies, losses deferred due to wash sales and excise tax regulations.


FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency contract transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

NOTE 3 - INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

The Trust has entered into an investment advisory agreement with SIMNA. Under this agreement, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets.

The administrator of the Trust is Schroder Fund Advisors Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.10% of the average daily net assets of the Fund. In addition, the Trust has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") and Schroder Advisors. Under that Agreement, the Fund, together with other mutual funds managed by SIMNA and certain related entities, pays fees to State Street based on the combined average daily net assets of all of the funds in the Schroder complex, according to the following annual rates: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)


In order to limit the Fund's expenses, SIMNA and Schroder Advisors are contractually obligated to reduce their compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2000, to the extent that the Fund's net expenses attributable to its Investor and Advisor shares exceed 1.18% and 1.43%, respectively (based on the Fund's average daily net assets).

NOTE 4 - SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Service Plan (the "Plan") for its Advisor Shares under which Schroder Advisors, or other shareholder servicing organizations, provide administrative support services to shareholders of the Fund's Advisor Shares. Providing for, or arranging for, the provision of these shareholder services, Schroder Advisors receives compensation monthly at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Advisor Shares. Schroder Advisors may pay shareholder servicing organizations for these services at an annual rate of up to 0.25%.

NOTE 5 - PURCHASE AND REDEMPTION FEES

Purchases and redemptions of Fund shares are subjected to a transaction fee of 0.50% of the amount invested and the net asset value redeemed, respectively. These charges are designed to cover the transaction costs that the Fund incurs (either directly or indirectly) as a result of its investment in, or sale of, portfolio securities. These charges, which are not sales charges, are retained by the Fund and not paid to Schroder Advisors or any other entity. The purchase and redemption fees are included in the Statements of Changes in Net Assets shares sold and shares redeemed amounts, respectively, and are included as part of Capital Paid-in on the Statement of Assets and Liabilities. The purchase and redemption fees paid to the Fund for each class were as follows:

                                        INVESTOR SHARES                  ADVISOR SHARES
                                       -----------------                ---------------
      For the Six Months Ended      PURCHASE    REDEMPTION          PURCHASE   REDEMPTION
                                   ---------    ----------          --------   ----------
       April 30, 2000             $ 297,639      $ 208,326          $ 22,401      $53,909

      For the Year Ended
       October 31, 1999             448,181        123,972            55,691       13,440

NOTE 6 - TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Trust pays no compensation to Trustees who are interested persons of the Trust, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., with the exception of Schroder Series Trust II, trustees who are not interested persons of the Trust, SIMNA or Schroder Fund Advisors Inc. will receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer will be allocated among the various Funds based on their relative net assets.

NOTE 7 - INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of non-government investments, excluding short-term securities for the Fund, for the period ended April 30, 2000 were $182,423,642 and $195,248,918, respectively.

At April 30, 2000, the identified cost for federal income tax purposes of investments owned by the Fund was $263,312,790 with net unrealized appreciation of $27,760,138. Gross unrealized appreciation and depreciation were $51,379,136 and $23,618,990, respectively. The aggregate cost of the Fund's investments was substantially the same for book and federal income tax purposes at April 30, 2000.

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SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)



NOTE 8 - CONCENTRATION OF RISK

The Fund's investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic events in these countries may have disruptive effects on the market prices of the Fund's investments.

For more complete risk disclosure, please refer to the Fund's current prospectus.

NOTE 9 - BENEFICIAL INTEREST

The Fund had 5 Investor and 2 Advisor shareholders owning beneficially or of record 78.45% and 98.02% of those classes of shares of the Fund, respectively.

INVESTMENT ADVISER
Schroder Investment Management North America Inc.
787 Seventh Avenue, 34th Floor
New York, NY  10019


TRUSTEES
Sharon L. Haugh, CHAIRMAN
Catherine A. Mazza, VICE CHAIRMAN
David N. Dinkins
Peter E. Guernsey
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab


ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY  10019


TRANSFER & SHAREHOLDER SERVICING AGENT
Boston Financial Data Services, Inc.

CUSTODIAN
State Street Bank and Trust Company

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

COUNSEL
Ropes & Gray



Schroder Emerging Markets Fund Institutional Portfolio
P.O. Box 8507
Boston, MA  02266
800-464-3108



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The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, which contains important information concerning the Trust.
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EMI0600SAR